Exhibit 10.5

AQUATIC CELLULOSE

ESTIMATED

RESERVES AND FUTURE INCOME

ATTRIBUTABLE TO CERTAIN

LEASEHOLD INTERESTS

AS OF

January 1, 2005

TABLE OF CONTENTS

AQUATIC CELLULOSE INTERNATIONAL CORP.

DISCUSSION

ONE LINE SUMMARIES
Summary of Estimated 8/8ths Reserves	A
Summary of Net Reserves and Income Data	B
Summary of Net Reserves and Income Data - Ranked by Discounted
Future Net Income discounted at 10%	C

GRAND SUMMARIES
Total Proved Reserves	1
Total Proved Producing Reserves	2
Total Proved Undeveloped Reserves	3
Total Possible Undeveloped Reserves	4

LEASEHOLD PROJECTIONS

Prado Field, Jim Hogg Co, TX	5-7

Sargent South Field, Matagorda Co, TX	8-22

Phone: (281) 759-8860 Fax: (281) 759-3513 www.ralenser.com

R. A. Lenser and Associates, Inc.
Consulting Petroleum Engineers and Geologists
11757 Katy Freeway
Suite 370
Houston, Texas 77079
March 24, 2005
Aquatic Cellulose International Corp.
Suite 5, 2504-43rd St.Vernon,
 British Columbia Canada VIP 6L1

Attention Mr. Sheridan Westgarde Dear Mr. Westgarde:

As requested, we have made an estimate of the reserves and future production and income attributable to certain leasehold interests of Aquatic Cellulose International Corp. as of January 1, 2005. This report is based on constant prices and costs as set forth in this letter.  The subject properties are located in the Sargent South Field, Matagorda County, Texas. The results of this study are summarized below:

Aquatic Cellulose International Corp. Estimated Net Reserves and Income Data Attributable to Certain Leasehold Interests
	As of January 1. 2005
	proved Producing	Proved Undeveloped	Total Proved
Remaining Reserves
Oil / Condensate - MBbIs	1	0	1
Gas - MMCF	39	205	244
Income Data
Future Gross Revenue	$257,131	$1,046,928	$1,304,059
Deductions	95,986	409 150	505,136
Future Net Income	$161,145	$637,778	$1,809,195
Discounted FNI @ 10%	$150,345	$443,408	$593,753

From Landmark Graphics' "Aries" (totals shown above may not add to the summary cash flow tables due to rounding).

Aquatic Cellulose International Corp.
March 24, 2005

Possible Undeveloped
Remaining Reserves
Oil / Condensate - MBbls	0
Gas - MMCF	2064
Income Data
Future Gross Revenue	$10,528,440
Deductions	2 498 403
Future Net Income	$8,030,038
Discounted FNI @10%	$3,381,313

The discounted future net income shown above is based on a discount rate of 10 percent per annum compounded monthly. Future net income was discounted at five other discount rates, which are compounded monthly. These data are shown on each estimated projection of future production and income presented in a later section of this report and are summarized as follows:

Discounted Rate Percent	Total Proved
10	$593,753
15	$520,193
20	$460,092
25	$410,481
30	$369,143
35	$334,403

These data are presented for your information and should not be construed as our estimate of fair market value.

Liquid Hydrocarbon Volumes are expressed in thousands of barrels (MBbls). A barrel is equivalent to 42 United States gallons. Gas Volumes are expressed in millions of standard cubic feet (MMCF) at the contract temperature and pressure base of the various states.

Aquatic Cellulose International Corp.
March 24, 2005

Reserve Definitions

The proved reserves included herein conform to the definitions as set forth in the Securities and Exchange Commission's Regulation S-X Part 210.4-10 (a) as clarified by various Commission Staff Accounting Bulletins and to the definitions endorsed by the Society of Petroleum Engineers (SEE), the Society of Petroleum Evaluation Engineers (SPEE) and the World Petroleum Congresses (WPC). Definitions of these reserves are included immediately following this letter.

Estimate of Reserves

Estimates of reserves were prepared by the use of geological and engineering methods generally accepted by the petroleum industry. The method or combination of methods utilized in the analysis of each reservoir was tempered by experience in the area, stage of development, quality and completeness of basic data, and production history.

Where applicable, the volumetric method was employed for determining the original quantities of hydrocarbons in place. Structural and isopachous maps were furnished by New Century Energy Corp. and, after evaluation by us, were accepted as correct. These data were used in determining reservoir volumes. In some cases drainage areas were assigned based on analogy. Electrical logs, core analysis, and other available data were used to determine representative values for porosity and interstitial water saturation. Reserves based upon volumetric calculations or other methods such as analogy with offset wells are usually subject to greater revision than those based upon production and/or pressure performance data. Therefore, it may be necessary to revise these estimates up or down in the future as more reliable engineering data becomes available.

Reserves of depletion-type reservoirs or those whose performance disclosed reliable decline in production-rate trends or other diagnostic characteristics were estimated by the application of appropriate decline curves or other performance relationships. In the analysis of production decline curves, reserves were established only to a calculated economic limit.

Estimate of Future Producing Rates

Initial production rates were based on the current rates for those reservoirs now on production. If no production decline was established, a decline profile analogous to similar wells was used. If a decline trend was established, this trend was used as the basis for estimating future rates.

Product Prices

At the request of Aquatic Cellulose International Corp. this report was prepared using liquid hydrocarbon and gas prices in effect on December 31, 2004.

Liquid Hydrocarbon Prices

For the current report, New Century Energy Corp. provided oil / condense prices for each lease. The individual prices were held constant over the life of the reserves with no future price escalation due to inflation. The overall average price for the proved oil / condensate reserves is $41.43 per barrel and accounts for 43.3 percent of the future gross income from all proved reserves.

Gas Prices

For the current report, New Century Energy Corp. provided gas prices for each lease. The individual prices were held constant over the life of the reserves with no future price escalation due to inflation. The resulting overall average price for the gas reserves is $ 5.22 per MCP and accounts for 56.7 percent of the future gross income from all proved reserves.

Income Data

The future gross revenue is determined before deduction of production and ad Valero taxes. Future net income is determined after deduction of the normal costs of operating the wells, development costs, production taxes and ad Valero taxes. The operating costs, and development costs were held constant with no future price escalation due to inflation. The future net income is before deduction of state and federal income taxes and has not been adjusted for outstanding loans which may exist. It does not include any adjustment for cash on hand or undistributed income.

Neither the salvage Value of lease equipment nor the cost to abandon the properties has been considered in this study.

Table A presents a summary of the 8/8ths reserves, interests and prices for the subject properties by well. Table B presents a summary of net reserves and income data for the subject properties by well and Table C presents a summary of proved net reserves and income data ranked by 10% discounted future net income. Tables I through 4 are the Grand Summa-ries and Tables 5 through 19 are individual well cashflows alphabetically by state, field, and well. Adjacent to each table, which represents our estimated projections for a particular property, is a production decline curve which graphically illustrates past hydrocarbon production history and our estimated projection of future production.

General

The reserves included in this report are estimates only and should not be construed as being exact quantities. They may or may not be actually recovered and, if recovered, the

Aquatic Cellulose International Corp.
March 24, 2005

revenues therefrom and the actual costs related thereto could be more or less than the estimated amounts. Because of governmental policies and uncertainties of supply and demand, the actual sales volumes and the prices received from the reserves, along with the costs incurred in recovering such reserves, may vary from those assumptions included in this report. Also, estimates of reserves may increase or decrease as a result of future operations.

We are qualified to perform engineering evaluations and do not claim expertise in accounting or legal matters. As in all aspects of oil and gas evaluation, there are uncertainties inherent in the interpretation of engineering data and; therefore, our conclusions necessarily represent only our best-informed professional judgments.

The titles to the properties have not been examined by R. A. Lenser and Associates, Inc. nor has the actual degree or type of interest owned been independently confirmed. The data used in our estimates were obtained from New Century Energy Corp. and were accepted as accurate. For the purposes of this report, afield inspection of the properties was not performed nor was the mechanical operation or condition of the wells and their related facilities examined. We have not investigated possible environmental liability related to the properties and; therefore, our estimates do not include any potential liability to restore and clean up any damages caused by past operations.

We are independent petroleum engineers and geologists; we do not own an interest in these properties and are not employed on a contingent basis. Basic geologic and field performance data together with our engineering work sheets are maintained on file in our office and are available for review.

Very truly yours, R. A. LENS ER AND ASSOCIATES, INC. Ronald A. Lenser Registered Professional Engineer PE No. 30558

RAL/rsr

PETROLEUM RESERVES DEFINITIONS

SOCIETY OF PETROLEUM ENGINEERS (SEE)

AND

WORLD PETROLEUM CONGRESSES (WPC)
RESERVES

Reserves are those quantities of petroleum* which are anticipated to be commercially recovered from known accumulations from a given date forward. All reserve estimates involve some degree of uncertainty. The uncertainty depends chiefly on the amount of reliable geologic and engineering data available at the time of the estimate and the interpretation of these data. The relative degree of uncertainty may be conveyed by placing reserves into one of two principal classifications, either proved or unproved. Unproved reserves are less certain to be recovered than proved reserves and may be further sub-classified as probable and possible reserves to denote progressively increasing uncertainty in their recoverability.

The intent of the Society of Petroleum Engineers (SEE) and the World Petroleum Congresses (WPC) in approving additional classifications beyond proved reserves is to facilitate consistency among professionals using such terms. In presenting these definitions, neither organization is recommending public disclosure of reserves classified as unproved. Public disclosure of the quantities classified as unproved reserves is left to the discretion of the countries or companies involved.

Estimation of reserves is done under conditions of uncertainty. The method of estimation is called deterministic if a single best estimate of reserves is made based on known geological, engineering, and economic data. The method of estimation is called probabilistic when the known geological, engineering, and economic data are used to generate a range of estimates and their associated probabilities. Identifying reserves as proved, probable, and possible has been the most frequent classification method and gives an indication of the probability of recovery. Because of potential differences in uncertainty, caution should be exercised when aggregating reserves of different classifications.

Reserves estimates will generally be revised as additional geologic or engineering data becomes available or as economic conditions change. Reserves do not include quantities of petroleum being held in inventory, and may be reduced for usage or processing losses if required for financial reporting.

*PETROLEUM: For the purpose of these definitions, the term petroleum refers to naturally occurring liquids and gases which are predominately comprised of hydrocarbon compounds. Petroleum may also contain non-hydrocarbon compounds in which sulfur, oxygen, and/or nitrogen atoms are combined with carbon and hydrogen. Common examples of non-hydrocarbons found in petroleum are nitrogen, carbon dioxide, and hydrogen sulfide.

RESERVES (Continued)

Reserves may be attributed to either natural energy or improved recovery methods. Improved recovery methods include all methods for supplementing natural energy or altering natural forces in the reservoir to increase ultimate recovery. Examples of such methods are pressure maintenance, cycling, waterflooding, thermal methods, chemical flooding, and the use of miscible and immiscible displacement fluids. Other improved recovery methods may be developed in the future as petroleum technology continues to evolve.

PROVED RESERVES

Proved reserves are those quantities of petroleum which, by analysis of geological and engineering data, can be estimated with reasonable certainty to be commercially recoverable, from a given date forward, from known reservoirs and under current economic conditions, operating methods, and government regulations. Proved reserves can be categorized as developed or undeveloped.

If deterministic methods are used, the term reasonable certainty is intended to express a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate.

Establishment of current economic conditions should include relevant historical petroleum prices and associated costs and may involve an averaging period that is consistent with the purpose of the reserve estimate, appropriate contract obligations, corporate procedures, and government regulations involved in reporting these reserves.

In general, reserves are considered proved if the commercial producibility of the reservoir is supported by actual production or formation tests. In this context, the term proved refers to the actual quantities of petroleum reserves and not just the productivity of the well or reservoir. In certain cases, proved reserves may be assigned on the basis of well logs and/or core analysis that indicate the subject reservoir is hydrocarbon bearing and is analogous to reservoirs in the same area that are producing or have demonstrated the ability to produce on formation tests.

The area of the reservoir considered as proved includes (1) the area delineated by drilling and defined by fluid contacts, if any, and (2) the undefiled portions of the reservoir that can reasonably be judged as commercially productive on the basis of available geological and engineering data. In the absence of data on fluid contacts, the lowest known occurrence of hydrocarbons controls the proved limit unless otherwise indicated by definitive geological, engineering or performance data.

PROVED RESERVE (Continued)

Reserves may be classified as proved if facilities to process and transport those reserves to market are operational at the time of the estimate or there is a reasonable expectation that such facilities will be installed. Reserves in undeveloped locations may be classified as proved undeveloped provided (1) the locations are direct offsets to wells that have indicated commercial production in the objective formation, (2) it is reasonably certain such locations are within the known proved productive limits of the objective formation, (3) the locations conform to existing well spacing regulations where applicable, and (4) it is reasonably certain the locations will be developed. Reserves from other locations are categorized as proved undeveloped only where interpretations of geological and engineering data from wells indicate with reasonable certainty that the objective formation is laterally continuous and contains commercially recoverable petroleum at locations beyond direct offsets.

Reserves which are to be produced through the application of established improved recovery methods are included in the proved classification when (1) successful testing by a pilot project or favorable response of an installed program in the same or an analogous reservoir with similar rock and fluid properties provides support for the analysis on which the project was based, and, (2) it is reasonably certain that the project will proceed. Reserves to be recovered by improved recovery methods that have yet to be established through commercially successful applications are included in the proved classification only (1) after a favorable production response from the subject reservoir from either (a) a representative pilot or (b) an installed program where the response provides support for the analysis on which the project is based and (2) it is reasonable certain the project will proceed.

UNPROVED RESERVES

Unproved reserves are based on geologic and/or engineering data similar to that used in estimates of proved reserves; but technical, contractual, economic, or regulatory uncertainties preclude such reserves being classified as proved. Unproved reserves may be further classified as probable reserves and possible reserves.

Unproved reserves may be estimated assuming future economic conditions different from those prevailing at the time of the estimate. The effect of possible future improvements in economic conditions and technological developments can be expressed by allocating appropriate quantities of reserves to the probable and possible classifications.

PROBABLE RESERVES

Probable reserves are those unproved reserves which analysis of geological and engineering data suggests are more likely than not to be recoverable. In this context, when probabilistic methods are used, there should be at least a 50% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable reserves.

In general, probable reserves may include (1) reserves anticipated to be proved by normal steepest drilling where sub-surface control is inadequate to classify these reserves as proved, (2) reserves in formations that appear to be productive based on well log characteristics but lack core data or definitive tests and which are not analogous to producing or proved reservoirs in the area, (3) incremental reserves attributable to infix drilling that could have been classified as proved if closer statutory spacing had been approved at the time of the estimate, (4) reserves attributable to improved recovery methods that have been established by repeated commercially successful applications when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics appear favorable for commercial application, (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and the geologic interpretation indicates the subject area is structurally higher than the proved area, (6) reserves attributable to a future worker, treatment, re-treatment, change of equipment, or other mechanical procedures, where such procedure has not been proved successful in wells which exhibit similar behavior in analogous reservoirs, and (7) incremental reserves in proved reservoirs where an alternative interpretation of performance or volumetric data indicates more reserves than can be classified as proved.

POSSIBLE RESERVES

Possible reserves are those unproved reserves which analysis of geological and engineering data suggests are less likely to be recoverable than probable reserves. In this context, when probabilistic methods are used, there should be at least a 10% probability that the quantities actually recovered will equal or exceed the sum of estimated proved plus probable plus possible reserves.

In general, possible reserves may include (1) reserves which, based on geological interpretations, could possibly exist beyond areas classified as probable, (2) reserves in formations that appear to be petroleum bearing based on log and core analysis but may not be productive at commercial rates, (3) incremental reserves attributed to infix drilling that are subject to technical uncertainty, (4) reserves attributed to improved recovery methods when (a) a project or pilot is planned but not in operation and (b) rock, fluid, and reservoir characteristics are such that a reasonable doubt exists that the project will be commercial, and (5) reserves in an area of the formation that appears to be separated from the proved area by faulting and geological interpretation indicates the subject area is structurally lower than the proved area.

RESERVE STATUS CATEGORIES

Reserve status categories define the development and producing status of wells and reservoirs.

Developed: Developed reserves are expected to be recovered from existing wells including reserves behind pipe. Improved recovery reserves are considered developed only after the necessary equipment has been installed, or when the costs to do so are relatively minor. Developed reserves may be subcategorized as producing or non-producing.

Producing: Reserves subcategorized as producing are expected to be recovered from completion intervals which are open and producing at the time of the estimate. Improved recovery reserves are considered producing only after the improved recovery project is in operation.

Non-Producing: Reserves subcategorized as non-producing include shut-in and behind-pipe reserves.

Shut-in reserves are expected to be recovered from (1) completion intervals which are open at the time of the estimate but which have not started producing, (2) wells which were shut-in for market conditions or pipeline connections, or (3) wells not capable of production for mechanical reasons.

Behind pipe reserves are expected to be recovered from zones in existing wells, which will require additional completion work or future recompletion prior to the start of production.

Undeveloped Reserves: Undeveloped reserves are expected to be recovered: (1) from new wells on undefiled acreage, (2) from deepening existing wells to a different reservoir, or (3) where a relatively large expenditure is required to (a) recomplete an existing well or (b) install production or transportation facilities for primary or improved recovery projects.

Approved by the Board of Directors, Society of Petroleum Engineers (SEE), Inc. March 7, 1997

RBA. LENSER &ASSOCIATES HOUSTON, TEXAS									TABLE A PAGE 1
AQUATIC CELLULOSE INTERNATIONAL CORP. SUMMARY OF 8/8ths RESERVES, INITIAL INTERESTS AND PRICES AS OF JANUARY 1, 2005
		8/8 RESERVES
LEASE / WELL NAME	RESERVE CATEGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	WORKING INTEREST	REVENUE INTEREST	OIL PRICE $/BBL	GAS PRICE $/MCF	TABLE NUMBER
PROVED RESERVES K M F A-1 #20	1 PVPD	2.499	0.000	0	0.4946	0.3957	41.25	0.00	8
KMF LEASE 2 #701	1 PVPD	0.967	0.000	0	0.4946	0.3957	41B25	0.00	9
HOMILY & HOMILY NO. 10	1 PVPD	0.000	0.000	78	0.2000	0.1600	0.00	5.10	18
HOMILY & HOMILY NO. 17	1 PVPD	0.000	0.000	100	0.2000	0.1600	0.00	5.10	19
HOMILY & HAMILL NO. 19	1 PVPD	0.000	0B000	68	0.2000	0.1600	0.00	5.10	20
HAMILL & HAMILL NO. 21	3PVUD	0.000	0.000	549	0.2000	0B1600	0.00	5B10	21
HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	734	0.2000	0.1600	0.00	5.10	22
GRAND TOTAL PROVED		3.466	0B000	1529
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PSEUDO	1 PVPD	0.000	0.000	3545	0.2000	0.1600	0.00	5.10	12
HAMILL & HAMILL LOO. 2 PSEUDO	1 PVPD	0.000	0B000	3411	0.2000	0.1600	0.00	5.10	13
HAMILL & HAMILL LOO. 3 PSEUDO	1 PVPD	0.000	0.000	1772	0.2000	0B1600	0.00	5.10	14
HAMILL & HAMILL LOO. 4 PSUD1	1 PVPD	0.000	0.000	1212	0.2000	0.1600	0.00	5.10	15
HAMILL & HAMILL LOO. 5 PSUD1	1 PVPD	0.000	0.000	2377	0.2000	0.1600	0.00	5.10	16
HAMILL & HAMILL LOO. 6 PSUD1	3PVUD	0.000	0.000	586	0.2000	0.1600	0.00	5.10	17
GRAND TOTAL POSSIBLE		0.000	0.000	12903

R.A.LENSER & ASSOCIATES HOUSTON, TEXAS	TABLE B PAGE 1

AQUATIC CELLULOSE INTERNATIONAL CORP. SUMMARY OF 8/8ths RESERVES AND INCOME DATA AS OF JANUARY 1, 2005

	NET RESERVES
LEASE / WELL NAME	RESERVE CATEGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	GROSS REVENUE --M$--	TOTAL EXPENSES --M$--	CAPITAL EXPENSE ---M$---	BFINET INCOME- ---M$---	DISCNET INCOME @ 10% ---- M$--	TABLE NUMBER

PROVED RESERVES K M F A-1 #20	1PVPD	0.989	0.000	0	40.8	29.7	0.0	11.1	10.5	8
KMF LEASE 2 #701	1 PVPD	0.383	0.000	0	15.8	13.9	0.0	1.9	1.9	9
HAMILL & HAMILL NO. 10	1PVPD	0B000	0.000	13	63.8	27.0	0.0	36.8	31B7	18
HAMILL & HAMILL NO. 17	1 PVPD	0.000	0.000	16	81.5	17.0	0.0	64.5	60.5	19
HAMILL & HAMILL NO. 19	1 PVPD	0.000	0.000	11	55.2	8.5	0.0	46.8	45.8	20
HAMILL & HAMILL NO. 21	3PVUD	0.000	0B000	88	448.0	68.1	127.0	252.9	176.4	21
HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	117	598.9	87.1	127.0	384B9	267B0	22
GRAND TOTAL PROVED		1B372	0B000	245	1304B0	251B3	254.0	798B9	593B8
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PST	9PSUD	0.000	0.000	567	2892.3	419B7	171.0	2301.6	839B1	12
HAMILL & HAMILL LOO. 2 PST	9PSUD	0.000	0.000	546	2783B4	404B1	171B0	2208.2	806B5	13
HAMILL & HAMILL LOO. 3 PST	9PSUD	0.000	0B000	284	1445.9	209.8	157.0	1079.1	554.2	14
HAMILL & HAMILL LOO. 4 PST	9PSUD	0.000	0.000	194	989B0	143.6	157.0	688.4	390.7	15
HAMILL & HAMILL LOO. 5 PST	9PSUD	0.000	0.000	380	1939.6	281.7	164.0	1493.9	628.2	16
HAMILL & HAMILL LOO. 6 PST	9PSUD	0.000	0B000	94	478.2	69.4	150.0	258.8	162B7	17
GRAND TOTAL POSSIBLE		0B000	0B000	2065	10528B4	1528B3	970B0	8030.0	3381B4

R.A.LENSER & ASSOCIATES HOUSTON, TEXAS	TABLE C PAGE

AQUATIC CELLULOSE INTERNATIONAL CORP.
SUMMARY OF 8/8ths RESERVES AND INCOME DATA
RANKED BY FUTURE NET RESERVES AND INCOME DATA

AS OF JANUARY 1, 2005

NET RESERVES
LEASE / WELL NAME	RESERVE CATGORY	OIL MBBLS	NIL MBBLS	GAS MMCF	GROSS REVENUE --M$--	TOTAL EXPENSES --M$--	CAPITAL EXPENSE ---M$---	BFINET INCOME- ---M$---	DISCNET INCOME @ 10% ---- M$--	TABLE NUMBER

PROVED RESERVES HAMILL & HAMILL NO. 22	3PVUD	0.000	0.000	117	598.9	87.1	127.0	384.9	267.0	22
HAMILL & HAMILL NO. 21	3PVUD	0.000	0.000	88	448.0	68.1	127.0	252.9	176.4	21
HAMILL & HAMILL NO. 17	1PVPD	0.000	0.000	16	81.5	17.0	0.0	64.5	60.5	19
HAMILL & HAMILL NO. 19	1PVPD	0.000	0.000	11	55.2	8.5	0.0	46.8	45.8	20
HAMILL & HAMILL NO. 10	1 PVPD	0.000	0.000	13	63.8	27B0	0.0	36.8	31.7	18
K M F A-1 #20	1 PVPD	0.989	0B000	0	40.8	29.7	0.0	11.1	10.5	8
KMF LEASE 2 #701	1 PVPD	0.383	0.000	0	15.8	13.9	0.0	1.9	1.9	9
GRAND TOTAL PROVED		1B372	0B000	245	1304B0	251B3	254.0	798B9	593B8
POSSIBLE RESERVES HAMILL & HAMILL LOO. 1 PSU	9PSUD	0.000	0.000	567	2892.3	419.7	171B0	2301.6	839.1	12
HAMILL & HAMILL LOO. 2 PSU	9PSUD	0.000	0.000	546	2783.4	404.1	171.0	2208.2	806.5	13
HAMILL & HAMILL LOO. 5 PSU	9PSUD	0.000	0.000	380	1939.6	281.7	164.0	1493.9	628.2	16
HAMILL & HAMILL LOC.B 3 PSU	9PSUD	0B000	0.000	284	1445.9	209.8	157.0	1079.1	554.2	14
HAMILL & HAMILL LOO. 4 PSU	9PSUD	0.000	0.000	194	989.0	143.6	157.0	688.4	390.7	15
HAMILL & HAMILL LOO. 6 PSU	9PSUD	0.000	0.000	94	478.2	69B4	150.0	258.8	162.7	17
GRAND TOTAL POSSIBLE		0B000	0B000	2065	10528B4	1528B3	970B0	8030B0	3381.4

R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FLD, JIM HOGG CO, TX                                                                             TABLE    6
   OPERATOR: CENTURY RES INC
   RESERVOIR: GOVERNMENT WELLS MID                                                                      RESERVE TYPE
   K M F A-1 #20                                                                                      PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         10.0000        10.537
 FINAL         .4946399   .3957100    .3957100   .0000000           41.25        .00         .00         15.0000        10.272
                                                                                                         20.0000        10.028
 REMARKS                                                                                                 25.0000         9.802
                                                                                                         30.0000         9.593
                                                                                                         35.0000         9.398

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.          1.514           .000             0.           .599           .000             0.        41.25        .00
 12-06      1.           .985           .000             0.           .390           .000             0.        41.25        .00
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.          2.499           .000             0.           .989           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.          2.499           .000             0.           .989           .000             0.        41.25        .00

 Cumulative            80.481           .000             0.
 Ultimate              82.980           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         24713.             0.             0.          0.      24713.            1137.           892.              22684.
 12-06         16081.             0.             0.          0.      16081.             740.           580.              14761.
 12-07

 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         40794.             0.             0.          0.      40794.            1877.          1472.              37445.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         40794.             0.             0.          0.      40794.            1877.          1472.              37445.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          13723.             0.             0.             0.         13723.          8961.          8961.          8608.
 12-06          12580.             0.             0.             0.         12580.          2182.         11142.          1929.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          26303.             0.             0.             0.         26303.         11142.         11142.         10537.
 After              0.             0.             0.             0.             0.             0.         11142.             0.
 Total          26303.             0.             0.             0.         26303.         11142.         11142.         10537.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FLD, JIM HOGG CO, TX                                                                             TABLE    7
   OPERATOR: CENTURY RES INC
   RESERVOIR: COMBINED ZONES                                                                            RESERVE TYPE
   KMF LEASE 2 #701                                                                                   PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         10.0000         1.853
 FINAL         .4946400   .3957100    .3957100   .0000000           41.25        .00         .00         15.0000         1.828
                                                                                                         20.0000         1.805
 REMARKS                                                                                                 25.0000         1.784
                                                                                                         30.0000         1.763
                                                                                                         35.0000         1.744

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .967           .000             0.           .383           .000             0.        41.25        .00
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .967           .000             0.           .383           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .967           .000             0.           .383           .000             0.        41.25        .00

 Cumulative            19.263           .000             0.
 Ultimate              20.230           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         15783.             0.             0.          0.      15783.             726.           570.              14487.

 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         15783.             0.             0.          0.      15783.             726.           570.              14487.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         15783.             0.             0.          0.      15783.             726.           570.              14487.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12580.             0.             0.             0.         12580.          1908.          1908.          1853.
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          12580.             0.             0.             0.         12580.          1908.          1908.          1853.
 After              0.             0.             0.             0.             0.             0.          1908.             0.
 Total          12580.             0.             0.             0.         12580.          1908.          1908.          1853.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   PRADO FIELD                                                                                            TABLE 5
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
           PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000        12.390
 FINAL                                                                                                   15.0000        12.101
                                                                                                         20.0000        11.833
                                                                                                         25.0000        11.586
                                                                                                         30.0000        11.356
                                                                                                         35.0000        11.142

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      2.          2.481           .000             0.           .982           .000             0.        41.25        .00
 12-06      1.           .985           .000             0.           .390           .000             0.        41.25        .00
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.          3.466           .000             0.          1.372           .000             0.        41.25        .00
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.          3.466           .000             0.          1.372           .000             0.        41.25        .00

 Cumulative            99.744           .000             0.
 Ultimate             103.210           .000             0.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.             0.          0.      40496.            1863.          1461.              37172.
 12-06         16081.             0.             0.          0.      16081.             740.           580.              14761.

 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.             0.          0.      56577.            2603.          2042.              51933.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.             0.          0.      56577.            2603.          2042.              51933.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          26303.             0.             0.             0.         26303.         10869.         10869.         10461.
 12-06          12580.             0.             0.             0.         12580.          2182.         13050.          1929.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          38883.             0.             0.             0.         38883.         13050.         13050.         12390.
 After              0.             0.             0.             0.             0.             0.         13050.             0.
 Total          38883.             0.             0.             0.         38883.         13050.         13050.         12390.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 9
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
  PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       137.955
 FINAL                                                                                                   15.0000       133.729
                                                                                                         20.0000       129.944
                                                                                                         25.0000       126.531
                                                                                                         30.0000       123.435
                                                                                                         35.0000       120.611

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      3.           .000           .000           163.           .000           .000            26.          .00       5.10
 12-06      2.           .000           .000            50.           .000           .000             8.          .00       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      2.           .000           .000           246.           .000           .000            39.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      2.           .000           .000           246.           .000           .000            39.          .00       5.10

 Cumulative              .000           .000           911.
 Ultimate                .000           .000          1157.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.        133299.          0.     133299.            9997.          4664.             118638.
 12-06             0.             0.         40587.          0.      40587.            3044.          1420.              36123.

 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        200554.          0.     200554.           15042.          7017.             178496.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        200554.          0.     200554.           15042.          7017.             178496.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12000.             0.             0.             0.         12000.        106638.        106638.        103178.
 12-06           8000.             0.             0.             0.          8000.         28123.        134761.         24689.
 12-07           4800.             0.             0.             0.          4800.          7425.        142186.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.        147410.          3755.
 12-09            800.             0.             0.             0.           800.           686.        148096.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          30400.             0.             0.             0.         30400.        148096.        148096.        137955.
 After              0.             0.             0.             0.             0.             0.        148096.             0.
 Total          30400.             0.             0.             0.         30400.        148096.        148096.        137955.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 10
   PROVED UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
 PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       443.408
 FINAL                                                                                                   15.0000       374.363
                                                                                                         20.0000       318.314
                                                                                                         25.0000       272.364
                                                                                                         30.0000       234.353
                                                                                                         35.0000       202.650

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           313.           .000           .000            50.          .00       5.10
 12-07      2.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-08      2.           .000           .000           286.           .000           .000            46.          .00       5.10
 12-09      2.           .000           .000           308.           .000           .000            49.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1283.           .000           .000           205.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1283.           .000           .000           205.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1283.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        255220.          0.     255220.           19141.          8930.             227149.

 12-07             0.             0.        243872.          0.     243872.           18290.          8533.             217049.
 12-08             0.             0.        233204.          0.     233204.           17490.          8159.             207555.
 12-09             0.             0.        251026.          0.     251026.           18827.          8783.             223416.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           6800.        240000.             0.             0.        246800.        -19651.        -19651.        -23307.
 12-07           9600.          7000.             0.             0.         16600.        200449.        180797.        157831.
 12-08           9600.          7000.             0.             0.         16600.        190955.        371752.        137212.
 12-09           9600.             0.             0.             0.          9600.        213816.        585568.        140270.
 12-10           4400.             0.             0.             0.          4400.         52210.        637778.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.
 After              0.             0.             0.             0.             0.             0.        637778.             0.
 Total          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE 8
   TOTAL PROVED RESERVES
                                                                                                        RESERVE TYPE
    TOTAL PROVED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       581.363
 FINAL                                                                                                   15.0000       508.092
                                                                                                         20.0000       448.258
                                                                                                         25.0000       398.895
                                                                                                         30.0000       357.788
                                                                                                         35.0000       323.261

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      3.           .000           .000           163.           .000           .000            26.          .00       5.10
 12-06      3.           .000           .000           363.           .000           .000            58.          .00       5.10
 12-07      3.           .000           .000           316.           .000           .000            51.          .00       5.10
 12-08      3.           .000           .000           300.           .000           .000            48.          .00       5.10
 12-09      2.           .000           .000           310.           .000           .000            50.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      3.           .000           .000          1529.           .000           .000           245.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      3.           .000           .000          1529.           .000           .000           245.          .00       5.10

 Cumulative              .000           .000           911.
 Ultimate                .000           .000          2440.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.        133299.          0.     133299.            9997.          4664.             118638.
 12-06             0.             0.        295807.          0.     295807.           22185.         10350.             263271.

 12-07             0.             0.        257607.          0.     257607.           19321.          9013.             229274.
 12-08             0.             0.        244468.          0.     244468.           18335.          8553.             217579.
 12-09             0.             0.        252695.          0.     252695.           18952.          8841.             224902.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1247482.          0.    1247482.           93561.         43647.            1110274.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1247482.          0.    1247482.           93561.         43647.            1110274.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          12000.             0.             0.             0.         12000.        106638.        106638.        103178.
 12-06          14800.        240000.             0.             0.        254800.          8471.        115110.          1382.
 12-07          14400.          7000.             0.             0.         21400.        207874.        322983.        163699.
 12-08          14400.          7000.             0.             0.         21400.        196179.        519162.        140967.
 12-09          10400.             0.             0.             0.         10400.        214502.        733664.        140735.
 12-10           4400.             0.             0.             0.          4400.         52210.        785874.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          70400.        254000.             0.             0.        324400.        785874.        785874.        581363.
 After              0.             0.             0.             0.             0.             0.        785874.             0.
 Total          70400.        254000.             0.             0.        324400.        785874.        785874.        581363.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT FIELD                                                                                          TABLE  11
   POSSIBLE UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
         POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000      3381.313
 FINAL                                                                                                   15.0000      2406.486
                                                                                                         20.0000      1787.106
                                                                                                         25.0000      1371.250
                                                                                                         30.0000      1079.377
                                                                                                         35.0000       867.067

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      0.           .000           .000           143.           .000           .000            23.          .00       5.10
 12-07      4.           .000           .000          1156.           .000           .000           185.          .00       5.10
 12-08      6.           .000           .000          1398.           .000           .000           224.          .00       5.10
 12-09      6.           .000           .000           945.           .000           .000           151.          .00       5.10
 12-10      6.           .000           .000           641.           .000           .000           103.          .00       5.10
 12-11      5.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-12      5.           .000           .000          1306.           .000           .000           209.          .00       5.10
 12-13      5.           .000           .000          1051.           .000           .000           168.          .00       5.10
 12-14      5.           .000           .000           694.           .000           .000           111.          .00       5.10
 12-15      4.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-16      4.           .000           .000           419.           .000           .000            67.          .00       5.10
 12-17      4.           .000           .000           657.           .000           .000           105.          .00       5.10
 12-18      3.           .000           .000           720.           .000           .000           115.          .00       5.10
 12-19      3.           .000           .000           502.           .000           .000            80.          .00       5.10

 Sub-T      4.           .000           .000         10546.           .000           .000          1687.          .00       5.10
 After      2.           .000           .000          2356.           .000           .000           377.          .00       5.10
 Total      3.           .000           .000         12903.           .000           .000          2064.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000         12903.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        116691.          0.     116691.            8752.          4083.             103856.

 12-07             0.             0.        943703.          0.     943703.           70778.         33018.             839907.
 12-08             0.             0.       1140723.          0.    1140723.           85554.         39912.            1015257.
 12-09             0.             0.        771426.          0.     771426.           57857.         26991.             686579.
 12-10             0.             0.        523437.          0.     523437.           39258.         18314.             465865.
 12-11             0.             0.        371884.          0.     371884.           27891.         13012.             330981.
 12-12             0.             0.       1065313.          0.    1065313.           79898.         37273.             948142.
 12-13             0.             0.        857996.          0.     857996.           64350.         30020.             763626.
 12-14             0.             0.        566564.          0.     566564.           42492.         19823.             504249.
 12-15             0.             0.        372333.          0.     372333.           27925.         13027.             331381.
 12-16             0.             0.        342216.          0.     342216.           25666.         11973.             304576.
 12-17             0.             0.        536201.          0.     536201.           40215.         18761.             477225.
 12-18             0.             0.        587746.          0.     587746.           44081.         20564.             523101.
 12-19             0.             0.        409425.          0.     409425.           30707.         14325.             364393.

 Sub-T             0.             0.       8605658.          0.    8605658.          645424.        301096.            7659138.
 After             0.             0.       1922783.          0.    1922783.          144209.         67275.            1711300.
 Total             0.             0.      10528440.          0.   10528440.          789633.        368370.            9370438.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2000.        300000.             0.             0.        302000.       -198144.       -198144.       -167585.
 12-07          18400.        600000.             0.             0.        618400.        221507.         23363.        171825.
 12-08          28800.             0.             0.             0.         28800.        986457.       1009821.        709165.
 12-09          28800.             0.             0.             0.         28800.        657779.       1667599.        429896.
 12-10          28800.             0.             0.             0.         28800.        437065.       2104664.        259689.
 12-11          26000.         14000.             0.             0.         40000.        290981.       2395645.        156834.
 12-12          24000.         21000.             0.             0.         45000.        903142.       3298786.        440695.
 12-13          24000.             0.             0.             0.         24000.        739627.       4038413.        330168.
 12-14          22400.             0.             0.             0.         22400.        481849.       4520262.        195687.
 12-15          19200.             0.             0.             0.         19200.        312181.       4832443.        115130.
 12-16          19200.          7000.             0.             0.         26200.        278376.       5110819.         92589.
 12-17          18000.         14000.             0.             0.         32000.        445225.       5556044.        134465.
 12-18          14400.             0.             0.             0.         14400.        508701.       6064745.        140960.
 12-19          14400.             0.             0.             0.         14400.        349993.       6414738.         88168.

 Sub-T         288400.        956000.             0.             0.       1244400.       6414738.       6414738.       3097686.
 After          82000.         14000.             0.             0.         96000.       1615300.       8030038.        283627.
 Total         370400.        970000.             0.             0.       1340400.       8030038.       8030038.       3381313.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   18
   OPERATOR: CENTURY RES INC
   RESERVOIR: MIOCENE 3435                                                                              RESERVE TYPE
   HAMILL & HAMILL NO. 10                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        31.663
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        29.624
                                                                                                         20.0000        27.858
 REMARKS                                                                                                 25.0000        26.314
                                                                                                         30.0000        24.956
                                                                                                         35.0000        23.753

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            25.           .000           .000             4.          .00       5.10
 12-06      1.           .000           .000            21.           .000           .000             3.          .00       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000            78.           .000           .000            13.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000            78.           .000           .000            13.          .00       5.10

 Cumulative              .000           .000           772.
 Ultimate                .000           .000           850.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         20428.          0.      20428.            1532.           715.              18181.
 12-06             0.             0.         16751.          0.      16751.            1256.           586.              14908.

 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         63846.          0.      63846.            4788.          2234.              56824.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         63846.          0.      63846.            4788.          2234.              56824.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           4800.             0.             0.             0.          4800.         13381.         13381.         12790.
 12-06           4800.             0.             0.             0.          4800.         10108.         23489.          8785.
 12-07           4800.             0.             0.             0.          4800.          7425.         30914.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.         36138.          3755.
 12-09            800.             0.             0.             0.           800.           686.         36824.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          20000.             0.             0.             0.         20000.         36824.         36824.         31663.
 After              0.             0.             0.             0.             0.             0.         36824.             0.
 Total          20000.             0.             0.             0.         20000.         36824.         36824.         31663.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   19
   OPERATOR: CENTURY RES INC
   RESERVOIR: MIOCENE 4230-4233                                                                         RESERVE TYPE
   HAMILL & HAMILL NO. 17                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        60.463
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        58.705
                                                                                                         20.0000        57.092
 REMARKS                                                                                                 25.0000        55.607
                                                                                                         30.0000        54.234
                                                                                                         35.0000        52.960

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            71.           .000           .000            11.          .00       5.10
 12-06      1.           .000           .000            29.           .000           .000             5.          .00       5.10
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           100.           .000           .000            16.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           100.           .000           .000            16.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           100.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         57628.          0.      57628.            4322.          2016.              51289.

 12-06             0.             0.         23836.          0.      23836.            1788.           834.              21214.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         81464.          0.      81464.            6110.          2850.              72504.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         81464.          0.      81464.            6110.          2850.              72504.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           4800.             0.             0.             0.          4800.         46489.         46489.         44559.
 12-06           3200.             0.             0.             0.          3200.         18014.         64504.         15904.
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T           8000.             0.             0.             0.          8000.         64504.         64504.         60463.
 After              0.             0.             0.             0.             0.             0.         64504.             0.
 Total           8000.             0.             0.             0.          8000.         64504.         64504.         60463.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   20
   OPERATOR: CENTURY RES INC
   RESERVOIR: 4300                                                                                      RESERVE TYPE
   HAMILL & HAMILL NO. 19                                                                             PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000        45.829
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000        45.400
                                                                                                         20.0000        44.994
 REMARKS                                                                                                 25.0000        44.610
                                                                                                         30.0000        44.245
                                                                                                         35.0000        43.898

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      1.           .000           .000            68.           .000           .000            11.          .00       5.10
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000            68.           .000           .000            11.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000            68.           .000           .000            11.          .00       5.10

 Cumulative              .000           .000           139.
 Ultimate                .000           .000           207.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.         55244.          0.      55244.            4143.          1933.              49168.

 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.         55244.          0.      55244.            4143.          1933.              49168.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.         55244.          0.      55244.            4143.          1933.              49168.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05           2400.             0.             0.             0.          2400.         46768.         46768.         45829.
 12-06
 12-07
 12-08
 12-09
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T           2400.             0.             0.             0.          2400.         46768.         46768.         45829.
 After              0.             0.             0.             0.             0.             0.         46768.             0.
 Total           2400.             0.             0.             0.          2400.         46768.         46768.         45829.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   21
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 4220 & 4170                                                                               RESERVE TYPE
   HAMILL & HAMILL NO. 21                                                                             PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       176.408
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       148.747
                                                                                                         20.0000       126.079
 REMARKS                                                                                                 25.0000       107.341
                                                                                                         30.0000        91.730
                                                                                                         35.0000        78.631

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           142.           .000           .000            23.          .00       5.10
 12-07      1.           .000           .000           132.           .000           .000            21.          .00       5.10
 12-08      1.           .000           .000           181.           .000           .000            29.          .00       5.10
 12-09      1.           .000           .000            90.           .000           .000            14.          .00       5.10
 12-10      1.           .000           .000             3.           .000           .000             1.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           549.           .000           .000            88.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           549.           .000           .000            88.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           549.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        115738.          0.     115738.            8680.          4049.             103009.
 12-07             0.             0.        107921.          0.     107921.            8094.          3776.              96051.
 12-08             0.             0.        148026.          0.     148026.           11102.          5179.             131745.
 12-09             0.             0.         73678.          0.      73678.            5526.          2578.              65575.
 12-10             0.             0.          2620.          0.       2620.             196.            92.               2332.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        447984.          0.     447984.           33599.         15674.             398711.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        447984.          0.     447984.           33599.         15674.             398711.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           4000.        120000.             0.             0.        124000.        -20991.        -20991.        -21788.
 12-07           4800.          7000.             0.             0.         11800.         84251.         63260.         65688.
 12-08           4800.             0.             0.             0.          4800.        126945.        190204.         91487.
 12-09           4800.             0.             0.             0.          4800.         60775.        250979.         39826.
 12-10            400.             0.             0.             0.           400.          1932.        252911.          1195.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          18800.        127000.             0.             0.        145800.        252911.        252911.        176408.
 After              0.             0.             0.             0.             0.             0.        252911.             0.
 Total          18800.        127000.             0.             0.        145800.        252911.        252911.        176408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   22
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 2750' & 4040'                                                                             RESERVE TYPE
   HAMILL & HAMILL NO. 22                                                                             PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       266.999
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       225.616
                                                                                                         20.0000       192.235
 REMARKS                                                                                                 25.0000       165.023
                                                                                                         30.0000       142.622
                                                                                                         35.0000       124.019

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           171.           .000           .000            27.          .00       5.10
 12-07      1.           .000           .000           167.           .000           .000            27.          .00       5.10
 12-08      1.           .000           .000           104.           .000           .000            17.          .00       5.10
 12-09      1.           .000           .000           217.           .000           .000            35.          .00       5.10
 12-10      1.           .000           .000            75.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           734.           .000           .000           117.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           734.           .000           .000           117.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           734.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        139481.          0.     139481.           10461.          4880.             124140.
 12-07             0.             0.        135950.          0.     135950.           10196.          4757.             120997.
 12-08             0.             0.         85179.          0.      85179.            6388.          2980.              75810.
 12-09             0.             0.        177347.          0.     177347.           13301.          6205.             157841.
 12-10             0.             0.         60986.          0.      60986.            4574.          2134.              54278.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        598944.          0.     598944.           44921.         20956.             533067.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        598944.          0.     598944.           44921.         20956.             533067.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2800.        120000.             0.             0.        122800.          1340.          1340.         -1519.
 12-07           4800.             0.             0.             0.          4800.        116197.        117538.         92142.
 12-08           4800.          7000.             0.             0.         11800.         64010.        181548.         45725.
 12-09           4800.             0.             0.             0.          4800.        153041.        334589.        100444.
 12-10           4000.             0.             0.             0.          4000.         50278.        384867.         30207.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          21200.        127000.             0.             0.        148200.        384867.        384867.        267000.
 After              0.             0.             0.             0.             0.             0.        384867.             0.
 Total          21200.        127000.             0.             0.        148200.        384867.        384867.        267000.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 2
   PROVED PRODUCING RESERVES
                                                                                                        RESERVE TYPE
  PROVED PRODUCING

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       150.345
 FINAL                                                                                                   15.0000       145.830
                                                                                                         20.0000       141.778
                                                                                                         25.0000       138.117
                                                                                                         30.0000       134.791
                                                                                                         35.0000       131.753

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      4.          2.481           .000           163.           .982           .000            26.        41.25       5.10
 12-06      3.           .985           .000            50.           .390           .000             8.        41.25       5.10
 12-07      1.           .000           .000            17.           .000           .000             3.          .00       5.10
 12-08      1.           .000           .000            14.           .000           .000             2.          .00       5.10
 12-09      1.           .000           .000             2.           .000           .000             0.          .00       5.10
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      2.          3.466           .000           246.          1.372           .000            39.        41.25       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      2.          3.466           .000           246.          1.372           .000            39.        41.25       5.10

 Cumulative            99.744           .000           911.
 Ultimate             103.210           .000          1157.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.        133299.          0.     173795.           11860.          6125.             155810.

 12-06         16081.             0.         40587.          0.      56668.            3784.          2000.              50884.
 12-07             0.             0.         13736.          0.      13736.            1030.           481.              12225.
 12-08             0.             0.         11263.          0.      11263.             845.           394.              10024.
 12-09             0.             0.          1669.          0.       1669.             125.            58.               1486.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.        200554.          0.     257131.           17644.          9059.             230429.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.        200554.          0.     257131.           17644.          9059.             230429.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          38303.             0.             0.             0.         38303.        117507.        117507.        113639.
 12-06          20580.             0.             0.             0.         20580.         30304.        147811.         26618.
 12-07           4800.             0.             0.             0.          4800.          7425.        155236.          5868.
 12-08           4800.             0.             0.             0.          4800.          5224.        160460.          3755.
 12-09            800.             0.             0.             0.           800.           686.        161146.           465.
 12-10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          69283.             0.             0.             0.         69283.        161146.        161146.        150345.
 After              0.             0.             0.             0.             0.             0.        161146.             0.
 Total          69283.             0.             0.             0.         69283.        161146.        161146.        150345.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 3
   PROVED UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
 PROVED UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       443.408
 FINAL                                                                                                   15.0000       374.363
                                                                                                         20.0000       318.314
                                                                                                         25.0000       272.364
                                                                                                         30.0000       234.353
                                                                                                         35.0000       202.650

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      1.           .000           .000           313.           .000           .000            50.          .00       5.10
 12-07      2.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-08      2.           .000           .000           286.           .000           .000            46.          .00       5.10
 12-09      2.           .000           .000           308.           .000           .000            49.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1283.           .000           .000           205.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1283.           .000           .000           205.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1283.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.        255220.          0.     255220.           19141.          8930.             227149.
 12-07             0.             0.        243872.          0.     243872.           18290.          8533.             217049.
 12-08             0.             0.        233204.          0.     233204.           17490.          8159.             207555.
 12-09             0.             0.        251026.          0.     251026.           18827.          8783.             223416.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1046928.          0.    1046928.           78520.         36630.             931778.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           6800.        240000.             0.             0.        246800.        -19651.        -19651.        -23307.
 12-07           9600.          7000.             0.             0.         16600.        200449.        180797.        157831.
 12-08           9600.          7000.             0.             0.         16600.        190955.        371752.        137212.
 12-09           9600.             0.             0.             0.          9600.        213816.        585568.        140270.
 12-10           4400.             0.             0.             0.          4400.         52210.        637778.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.
 After              0.             0.             0.             0.             0.             0.        637778.             0.
 Total          40000.        254000.             0.             0.        294000.        637778.        637778.        443408.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 1
   TOTAL PROVED RESERVES
                                                                                                        RESERVE TYPE
    TOTAL PROVED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000       593.753
 FINAL                                                                                                   15.0000       520.193
                                                                                                         20.0000       460.092
                                                                                                         25.0000       410.481
                                                                                                         30.0000       369.143
                                                                                                         35.0000       334.403

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      4.          2.481           .000           163.           .982           .000            26.        41.25       5.10
 12-06      4.           .985           .000           363.           .390           .000            58.        41.25       5.10
 12-07      3.           .000           .000           316.           .000           .000            51.          .00       5.10
 12-08      3.           .000           .000           300.           .000           .000            48.          .00       5.10
 12-09      2.           .000           .000           310.           .000           .000            50.          .00       5.10
 12-10      1.           .000           .000            78.           .000           .000            12.          .00       5.10
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      3.          3.466           .000          1529.          1.372           .000           245.        41.25       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      3.          3.466           .000          1529.          1.372           .000           245.        41.25       5.10

 Cumulative            99.744           .000           911.
 Ultimate             103.210           .000          2440.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05         40496.             0.        133299.          0.     173795.           11860.          6125.             155810.
 12-06         16081.             0.        295807.          0.     311888.           22925.         10930.             278033.

 12-07             0.             0.        257607.          0.     257607.           19321.          9013.             229274.
 12-08             0.             0.        244468.          0.     244468.           18335.          8553.             217579.
 12-09             0.             0.        252695.          0.     252695.           18952.          8841.             224902.
 12-10             0.             0.         63606.          0.      63606.            4770.          2225.              56610.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         56577.             0.       1247482.          0.    1304059.           96164.         45689.            1162207.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total         56577.             0.       1247482.          0.    1304059.           96164.         45689.            1162207.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05          38303.             0.             0.             0.         38303.        117507.        117507.        113639.
 12-06          27380.        240000.             0.             0.        267380.         10653.        128160.          3312.
 12-07          14400.          7000.             0.             0.         21400.        207874.        336033.        163699.
 12-08          14400.          7000.             0.             0.         21400.        196179.        532212.        140967.
 12-09          10400.             0.             0.             0.         10400.        214502.        746714.        140735.
 12-10           4400.             0.             0.             0.          4400.         52210.        798924.         31402.
 12-11
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T         109283.        254000.             0.             0.        363283.        798924.        798924.        593753.
 After              0.             0.             0.             0.             0.             0.        798924.             0.
 Total         109283.        254000.             0.             0.        363283.        798924.        798924.        593753.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   12
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526',364                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 1 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       839.102
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       573.540
                                                                                                         20.0000       415.793
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       315.219
                                                                                                         30.0000       247.234
                                                                                                         35.0000       199.037

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-07      1.           .000           .000           272.           .000           .000            44.          .00       5.10
 12-08      1.           .000           .000           193.           .000           .000            31.          .00       5.10
 12-09      1.           .000           .000           138.           .000           .000            22.          .00       5.10
 12-10      1.           .000           .000            98.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            94.           .000           .000            15.          .00       5.10
 12-12      1.           .000           .000           299.           .000           .000            48.          .00       5.10
 12-13      1.           .000           .000           217.           .000           .000            35.          .00       5.10
 12-14      1.           .000           .000           157.           .000           .000            25.          .00       5.10
 12-15      1.           .000           .000           114.           .000           .000            18.          .00       5.10
 12-16      1.           .000           .000            82.           .000           .000            13.          .00       5.10
 12-17      1.           .000           .000           198.           .000           .000            32.          .00       5.10
 12-18      1.           .000           .000           258.           .000           .000            41.          .00       5.10
 12-19      1.           .000           .000           183.           .000           .000            29.          .00       5.10

 Sub-T      1.           .000           .000          2416.           .000           .000           387.          .00       5.10
 After      1.           .000           .000          1128.           .000           .000           181.          .00       5.10
 Total      1.           .000           .000          3545.           .000           .000           567.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          3545.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.

 12-06             0.             0.         92555.          0.      92555.            6942.          3238.              82375.
 12-07             0.             0.        222116.          0.     222116.           16659.          7771.             197685.
 12-08             0.             0.        157890.          0.     157890.           11842.          5524.             140524.
 12-09             0.             0.        112236.          0.     112236.            8418.          3927.              99891.
 12-10             0.             0.         79783.          0.      79783.            5984.          2791.              71008.
 12-11             0.             0.         76844.          0.      76844.            5763.          2689.              68392.
 12-12             0.             0.        244334.          0.     244334.           18325.          8549.             217460.
 12-13             0.             0.        176843.          0.     176843.           13263.          6187.             157392.
 12-14             0.             0.        127994.          0.     127994.            9600.          4478.             113916.
 12-15             0.             0.         92639.          0.      92639.            6948.          3241.              82450.
 12-16             0.             0.         67050.          0.      67050.            5029.          2346.              59675.
 12-17             0.             0.        161316.          0.     161316.           12099.          5644.             143573.
 12-18             0.             0.        210228.          0.     210228.           15767.          7355.             187105.
 12-19             0.             0.        149729.          0.     149729.           11230.          5239.             133260.

 Sub-T             0.             0.       1971555.          0.    1971555.          147867.         68981.            1754708.
 After             0.             0.        920765.          0.     920765.           69057.         32216.             819491.
 Total             0.             0.       2892320.          0.    2892320.          216924.        101197.            2574199.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           1600.        150000.             0.             0.        151600.        -69225.        -69225.        -60121.
 12-07           4800.             0.             0.             0.          4800.        192885.        123661.        152467.
 12-08           4800.             0.             0.             0.          4800.        135724.        259385.         97533.
 12-09           4800.             0.             0.             0.          4800.         95091.        354477.         62124.
 12-10           4800.             0.             0.             0.          4800.         66208.        420684.         39324.
 12-11           4800.          7000.             0.             0.         11800.         56592.        477276.         30275.
 12-12           4800.             0.             0.             0.          4800.        212660.        689937.        104360.
 12-13           4800.             0.             0.             0.          4800.        152592.        842529.         68076.
 12-14           4800.             0.             0.             0.          4800.        109116.        951645.         44256.
 12-15           4800.             0.             0.             0.          4800.         77650.       1029295.         28632.
 12-16           4800.             0.             0.             0.          4800.         54875.       1084170.         18396.
 12-17           4800.          7000.             0.             0.         11800.        131773.       1215942.         39375.
 12-18           4800.             0.             0.             0.          4800.        182305.       1398248.         50507.
 12-19           4800.             0.             0.             0.          4800.        128460.       1526708.         32355.

 Sub-T          64000.        164000.             0.             0.        228000.       1526708.       1526708.        707560.
 After          37600.          7000.             0.             0.         44600.        774891.       2301599.        131542.
 Total         101600.        171000.             0.             0.        272600.       2301599.       2301599.        839102.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   13
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526',364                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 2 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       806.453
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       548.447
                                                                                                         20.0000       394.817
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       296.919
                                                                                                         30.0000       230.912
                                                                                                         35.0000       184.305

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      1.           .000           .000            30.           .000           .000             5.          .00       5.10
 12-07      1.           .000           .000           296.           .000           .000            47.          .00       5.10
 12-08      1.           .000           .000           211.           .000           .000            34.          .00       5.10
 12-09      1.           .000           .000           150.           .000           .000            24.          .00       5.10
 12-10      1.           .000           .000           106.           .000           .000            17.          .00       5.10
 12-11      1.           .000           .000            76.           .000           .000            12.          .00       5.10
 12-12      1.           .000           .000           273.           .000           .000            44.          .00       5.10
 12-13      1.           .000           .000           235.           .000           .000            38.          .00       5.10
 12-14      1.           .000           .000           170.           .000           .000            27.          .00       5.10
 12-15      1.           .000           .000           123.           .000           .000            20.          .00       5.10
 12-16      1.           .000           .000            89.           .000           .000            14.          .00       5.10
 12-17      1.           .000           .000           136.           .000           .000            22.          .00       5.10
 12-18      1.           .000           .000           268.           .000           .000            43.          .00       5.10
 12-19      1.           .000           .000           180.           .000           .000            29.          .00       5.10

 Sub-T      1.           .000           .000          2344.           .000           .000           375.          .00       5.10
 After      1.           .000           .000          1067.           .000           .000           171.          .00       5.10
 Total      1.           .000           .000          3411.           .000           .000           546.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          3411.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.         24135.          0.      24135.            1810.           844.              21481.
 12-07             0.             0.        241899.          0.     241899.           18142.          8464.             215293.
 12-08             0.             0.        171954.          0.     171954.           12897.          6016.             153041.
 12-09             0.             0.        122233.          0.     122233.            9167.          4277.             108789.
 12-10             0.             0.         86889.          0.      86889.            6517.          3040.              77332.
 12-11             0.             0.         61765.          0.      61765.            4632.          2161.              54971.
 12-12             0.             0.        222994.          0.     222994.           16725.          7802.             198467.
 12-13             0.             0.        191728.          0.     191728.           14380.          6708.             170640.
 12-14             0.             0.        138768.          0.     138768.           10408.          4855.             123505.
 12-15             0.             0.        100437.          0.     100437.            7533.          3514.              89390.
 12-16             0.             0.         72693.          0.      72693.            5452.          2543.              64698.
 12-17             0.             0.        110897.          0.     110897.            8317.          3880.              98699.
 12-18             0.             0.        219076.          0.     219076.           16431.          7665.             194981.
 12-19             0.             0.        146851.          0.     146851.           11014.          5138.             130699.

 Sub-T             0.             0.       1912320.          0.    1912320.          143424.         66908.            1701988.
 After             0.             0.        871056.          0.     871056.           65329.         30477.             775250.
 Total             0.             0.       2783376.          0.    2783376.          208753.         97385.            2477238.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06            400.        150000.             0.             0.        150400.       -128919.       -128919.       -107464.
 12-07           4800.             0.             0.             0.          4800.        210493.         81574.        166384.
 12-08           4800.             0.             0.             0.          4800.        148241.        229815.        106527.
 12-09           4800.             0.             0.             0.          4800.        103989.        333803.         67936.
 12-10           4800.             0.             0.             0.          4800.         72532.        406336.         43080.
 12-11           4800.             0.             0.             0.          4800.         50171.        456507.         27092.
 12-12           4800.          7000.             0.             0.         11800.        186667.        643174.         90817.
 12-13           4800.             0.             0.             0.          4800.        165840.        809015.         73986.
 12-14           4800.             0.             0.             0.          4800.        118705.        927720.         48145.
 12-15           4800.             0.             0.             0.          4800.         84590.       1012310.         31191.
 12-16           4800.             0.             0.             0.          4800.         59898.       1072208.         20079.
 12-17           4800.          7000.             0.             0.         11800.         86899.       1159107.         25941.
 12-18           4800.             0.             0.             0.          4800.        190181.       1349288.         52714.
 12-19           4800.             0.             0.             0.          4800.        125899.       1475187.         31726.

 Sub-T          62800.        164000.             0.             0.        226800.       1475187.       1475187.        678156.
 After          35200.          7000.             0.             0.         42200.        733050.       2208237.        128297.
 Total          98000.        171000.             0.             0.        269000.       2208237.       2208237.        806453.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   14
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 5808',5526'                                                                               RESERVE TYPE
   HAMILL & HAMILL LOC. 3 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       554.199
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       414.131
                                                                                                         20.0000       316.731
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       247.185
                                                                                                         30.0000       196.335
                                                                                                         35.0000       158.354

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           257.           .000           .000            41.          .00       5.10
 12-08      1.           .000           .000           219.           .000           .000            35.          .00       5.10
 12-09      1.           .000           .000           150.           .000           .000            24.          .00       5.10
 12-10      1.           .000           .000           102.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            95.           .000           .000            15.          .00       5.10
 12-12      1.           .000           .000           302.           .000           .000            48.          .00       5.10
 12-13      1.           .000           .000           223.           .000           .000            36.          .00       5.10
 12-14      1.           .000           .000           164.           .000           .000            26.          .00       5.10
 12-15      1.           .000           .000           121.           .000           .000            19.          .00       5.10
 12-16      1.           .000           .000            89.           .000           .000            14.          .00       5.10
 12-17      1.           .000           .000            51.           .000           .000             8.          .00       5.10
 12-18
 12-19

 Sub-T      1.           .000           .000          1772.           .000           .000           284.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1772.           .000           .000           284.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1772.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.        209927.          0.     209927.           15745.          7345.             186838.
 12-08             0.             0.        178339.          0.     178339.           13375.          6240.             158723.
 12-09             0.             0.        122107.          0.     122107.            9158.          4272.             108677.
 12-10             0.             0.         83605.          0.      83605.            6270.          2925.              74410.
 12-11             0.             0.         77428.          0.      77428.            5807.          2709.              68912.
 12-12             0.             0.        246680.          0.     246680.           18501.          8631.             219548.
 12-13             0.             0.        181630.          0.     181630.           13622.          6355.             161653.
 12-14             0.             0.        133733.          0.     133733.           10030.          4679.             119024.
 12-15             0.             0.         98467.          0.      98467.            7385.          3445.              87637.
 12-16             0.             0.         72501.          0.      72501.            5438.          2537.              64527.
 12-17             0.             0.         41528.          0.      41528.            3115.          1453.              36960.
 12-18
 12-19

 Sub-T             0.             0.       1445946.          0.    1445946.          108446.         50591.            1286909.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.       1445946.          0.    1445946.          108446.         50591.            1286909.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           4000.        150000.             0.             0.        154000.         32838.         32838.         21259.
 12-08           4800.             0.             0.             0.          4800.        153923.        186761.        110644.
 12-09           4800.             0.             0.             0.          4800.        103876.        290638.         67884.
 12-10           4800.             0.             0.             0.          4800.         69610.        360248.         41358.
 12-11           4800.          7000.             0.             0.         11800.         57112.        417359.         30562.
 12-12           4800.             0.             0.             0.          4800.        214748.        632108.        105370.
 12-13           4800.             0.             0.             0.          4800.        156853.        788960.         69967.
 12-14           4800.             0.             0.             0.          4800.        114224.        903185.         46321.
 12-15           4800.             0.             0.             0.          4800.         82837.        986022.         30540.
 12-16           4800.             0.             0.             0.          4800.         59727.       1045749.         20019.
 12-17           3600.             0.             0.             0.          3600.         33360.       1079109.         10274.
 12-18
 12-19

 Sub-T          50800.        157000.             0.             0.        207800.       1079109.       1079109.        554199.
 After              0.             0.             0.             0.             0.             0.       1079109.             0.
 Total          50800.        157000.             0.             0.        207800.       1079109.       1079109.        554199.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   15
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808'                                                                               RESERVE TYPE
   HAMILL & HAMILL LOC. 4 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       390.651
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       302.858
                                                                                                         20.0000       238.619
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       190.706
                                                                                                         30.0000       154.347
                                                                                                         35.0000       126.324

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           188.           .000           .000            30.          .00       5.10
 12-08      1.           .000           .000           240.           .000           .000            38.          .00       5.10
 12-09      1.           .000           .000           165.           .000           .000            26.          .00       5.10
 12-10      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-11      1.           .000           .000            77.           .000           .000            12.          .00       5.10
 12-12      1.           .000           .000           236.           .000           .000            38.          .00       5.10
 12-13      1.           .000           .000           142.           .000           .000            23.          .00       5.10
 12-14      1.           .000           .000            51.           .000           .000             8.          .00       5.10
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000          1212.           .000           .000           194.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000          1212.           .000           .000           194.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          1212.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.        153749.          0.     153749.           11531.          5379.             136838.
 12-08             0.             0.        196052.          0.     196052.           14704.          6859.             174489.
 12-09             0.             0.        134235.          0.     134235.           10068.          4697.             119471.
 12-10             0.             0.         91910.          0.      91910.            6893.          3216.              81801.
 12-11             0.             0.         62930.          0.      62930.            4720.          2202.              56008.
 12-12             0.             0.        192840.          0.     192840.           14463.          6747.             171630.
 12-13             0.             0.        115764.          0.     115764.            8682.          4050.             103031.
 12-14             0.             0.         41513.          0.      41513.            3113.          1452.              36947.
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        988992.          0.     988992.           74174.         34603.             880215.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        988992.          0.     988992.           74174.         34603.             880215.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           2800.        150000.             0.             0.        152800.        -15962.        -15962.        -15478.
 12-08           4800.             0.             0.             0.          4800.        169689.        153727.        121975.
 12-09           4800.             0.             0.             0.          4800.        114671.        268398.         74937.
 12-10           4800.             0.             0.             0.          4800.         77001.        345399.         45748.
 12-11           4800.             0.             0.             0.          4800.         51208.        396607.         27661.
 12-12           4800.          7000.             0.             0.         11800.        159830.        556437.         77932.
 12-13           4800.             0.             0.             0.          4800.         98231.        654668.         43966.
 12-14           3200.             0.             0.             0.          3200.         33747.        688415.         13910.
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          34800.        157000.             0.             0.        191800.        688415.        688415.        390651.
 After              0.             0.             0.             0.             0.             0.        688415.             0.
 Total          34800.        157000.             0.             0.        191800.        688415.        688415.        390651.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   16
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348',5808',5526'                                                                         RESERVE TYPE
   HAMILL & HAMILL LOC. 5 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       628.206
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       436.544
                                                                                                         20.0000       314.806
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000       234.197
                                                                                                         30.0000       178.827
                                                                                                         35.0000       139.555

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-07      1.           .000           .000           113.           .000           .000            18.          .00       5.10
 12-08      1.           .000           .000           265.           .000           .000            42.          .00       5.10
 12-09      1.           .000           .000           182.           .000           .000            29.          .00       5.10
 12-10      1.           .000           .000           125.           .000           .000            20.          .00       5.10
 12-11      1.           .000           .000            86.           .000           .000            14.          .00       5.10
 12-12      1.           .000           .000           194.           .000           .000            31.          .00       5.10
 12-13      1.           .000           .000           235.           .000           .000            38.          .00       5.10
 12-14      1.           .000           .000           153.           .000           .000            24.          .00       5.10
 12-15      1.           .000           .000            99.           .000           .000            16.          .00       5.10
 12-16      1.           .000           .000           159.           .000           .000            25.          .00       5.10
 12-17      1.           .000           .000           273.           .000           .000            44.          .00       5.10
 12-18      1.           .000           .000           194.           .000           .000            31.          .00       5.10
 12-19      1.           .000           .000           138.           .000           .000            22.          .00       5.10

 Sub-T      1.           .000           .000          2217.           .000           .000           355.          .00       5.10
 After      1.           .000           .000           160.           .000           .000            26.          .00       5.10
 Total      1.           .000           .000          2377.           .000           .000           380.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000          2377.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.         92047.          0.      92047.            6904.          3221.              81923.
 12-08             0.             0.        216181.          0.     216181.           16214.          7564.             192404.
 12-09             0.             0.        148579.          0.     148579.           11143.          5198.             132237.
 12-10             0.             0.        102117.          0.     102117.            7659.          3573.              90885.
 12-11             0.             0.         70184.          0.      70184.            5264.          2456.              62464.
 12-12             0.             0.        158465.          0.     158465.           11885.          5544.             141035.
 12-13             0.             0.        192031.          0.     192031.           14402.          6719.             170910.
 12-14             0.             0.        124556.          0.     124556.            9342.          4358.             110857.
 12-15             0.             0.         80790.          0.      80790.            6059.          2827.              71904.
 12-16             0.             0.        129971.          0.     129971.            9748.          4547.             115676.
 12-17             0.             0.        222461.          0.     222461.           16685.          7783.             197993.
 12-18             0.             0.        158441.          0.     158441.           11883.          5544.             141015.
 12-19             0.             0.        112845.          0.     112845.            8463.          3948.             100434.

 Sub-T             0.             0.       1808669.          0.    1808669.          135650.         63282.            1609737.
 After             0.             0.        130963.          0.     130963.            9822.          4582.             116559.
 Total             0.             0.       1939632.          0.    1939632.          145472.         67864.            1726296.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07           1600.        150000.             0.             0.        151600.        -69677.        -69677.        -54999.
 12-08           4800.             0.             0.             0.          4800.        187604.        117927.        134847.
 12-09           4800.             0.             0.             0.          4800.        127437.        245364.         83276.
 12-10           4800.             0.             0.             0.          4800.         86085.        331449.         51143.
 12-11           4800.             0.             0.             0.          4800.         57664.        389113.         31146.
 12-12           4800.          7000.             0.             0.         11800.        129235.        518348.         62216.
 12-13           4800.             0.             0.             0.          4800.        166110.        684459.         74172.
 12-14           4800.             0.             0.             0.          4800.        106057.        790515.         43054.
 12-15           4800.             0.             0.             0.          4800.         67104.        857620.         24767.
 12-16           4800.          7000.             0.             0.         11800.        103876.        961496.         34094.
 12-17           4800.             0.             0.             0.          4800.        193193.       1154689.         58875.
 12-18           4800.             0.             0.             0.          4800.        136215.       1290904.         37739.
 12-19           4800.             0.             0.             0.          4800.         95634.       1386537.         24088.

 Sub-T          59200.        164000.             0.             0.        223200.       1386537.       1386537.        604418.
 After           9200.             0.             0.             0.          9200.        107359.       1493896.         23788.
 Total          68400.        164000.             0.             0.        232400.       1493896.       1493896.        628206.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   SARGENT SOUTH FLD, MATAGORDA CO,                                                                       TABLE   17
   OPERATOR: CENTURY RESOURCES
   RESERVOIR: 6348'                                                                                     RESERVE TYPE
   HAMILL & HAMILL LOC. 6 PSUD1                                                                       POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL       .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         10.0000       162.702
 FINAL         .2000000   .0000000    .0000000   .1600000             .00        .00        5.10         15.0000       130.966
                                                                                                         20.0000       106.341
 REMARKS    ESTIMATE WELL DRILLED & ON PRODUCTION 04/2006                                                25.0000        87.024
                                                                                                         30.0000        71.723
                                                                                                         35.0000        59.492

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00
 12-06      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-07      1.           .000           .000            29.           .000           .000             5.          .00       5.10
 12-08      1.           .000           .000           270.           .000           .000            43.          .00       5.10
 12-09      1.           .000           .000           162.           .000           .000            26.          .00       5.10
 12-10      1.           .000           .000            97.           .000           .000            16.          .00       5.10
 12-11      1.           .000           .000            28.           .000           .000             4.          .00       5.10
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T      1.           .000           .000           586.           .000           .000            94.          .00       5.10
 After      0.           .000           .000             0.           .000           .000             0.          .00        .00
 Total      1.           .000           .000           586.           .000           .000            94.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000           586.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.             0.          0.          0.               0.             0.                  0.
 12-07             0.             0.         23965.          0.      23965.            1797.           838.              21329.
 12-08             0.             0.        220308.          0.     220308.           16523.          7708.             196076.
 12-09             0.             0.        132037.          0.     132037.            9903.          4620.             117514.
 12-10             0.             0.         79133.          0.      79133.            5935.          2769.              70430.
 12-11             0.             0.         22733.          0.      22733.            1705.           795.              20233.
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T             0.             0.        478176.          0.     478176.           35863.         16730.             425582.
 After             0.             0.             0.          0.          0.               0.             0.                  0.
 Total             0.             0.        478176.          0.     478176.           35863.         16730.             425582.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06              0.             0.             0.             0.             0.             0.             0.             0.
 12-07            400.        150000.             0.             0.        150400.       -129071.       -129071.        -97809.
 12-08           4800.             0.             0.             0.          4800.        191276.         62206.        137638.
 12-09           4800.             0.             0.             0.          4800.        112714.        174920.         73738.
 12-10           4800.             0.             0.             0.          4800.         65630.        240549.         39037.
 12-11           2000.             0.             0.             0.          2000.         18233.        258782.         10098.
 12-12
 12-13
 12-14
 12-15
 12-16
 12-17
 12-18
 12-19

 Sub-T          16800.        150000.             0.             0.        166800.        258782.        258782.        162702.
 After              0.             0.             0.             0.             0.             0.        258782.             0.
 Total          16800.        150000.             0.             0.        166800.        258782.        258782.        162702.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT

_&l7E_&a5L_&l4.5C_&k2S
R.A.LENSER & ASSOCIATES                               AQUATIC CELLULOSE
     HOUSTON, TEXAS                            ESTIMATED RESERVES AND ECONOMICS
                                         ATTRIBUTABLE TO CERTAIN LEASEHOLD INTERESTS
                                                    AS OF JANUARY 1, 2005
   GRAND TOTAL                                                                                            TABLE 4
   POSSIBLE UNDEVELOPED RESERVES
                                                                                                        RESERVE TYPE
         POSSIBLE UNDEVELOPED

               ----------  REVENUE INTERESTS  ----------          --------PRODUCT PRICES--------          -FUTURE NET INCOME-
               Expense      Oil/       Plant                      Oil/Cond  Plt. Prod.     Gas            Discount     Income
               Interest     Cond.     Products     Gas             $/Bbl      $/Bbl       $/Mcf            Rate          M$
               --------  ----------   --------   -------           ------     ------      ------          --------------------
 INITIAL                                                                                                 10.0000      3381.313
 FINAL                                                                                                   15.0000      2406.486
                                                                                                         20.0000      1787.106
                                                                                                         25.0000      1371.250
                                                                                                         30.0000      1079.377
                                                                                                         35.0000       867.067

                 -------ESTIMATED 8/8 THS PRODUCTION-------     ---------COMPANY NET PRODUCTION---------      --AVERAGE PRICES--

 -END-
 MO-YR WELLS       Oil/Cond      Plant Prod.        Gas          Oil/Cond      Plant Prod      Sales Gas       Oil/Co     Gas
 ----- ------    ----MBbls---   ----MBbls---     ---MMCF---     ---MBbls--     ---MBbls--      ---MMCF--      --$/bbl  --$/MCF--
 12-05      0.           .000           .000             0.           .000           .000             0.          .00        .00

 12-06      0.           .000           .000           143.           .000           .000            23.          .00       5.10
 12-07      4.           .000           .000          1156.           .000           .000           185.          .00       5.10
 12-08      6.           .000           .000          1398.           .000           .000           224.          .00       5.10
 12-09      6.           .000           .000           945.           .000           .000           151.          .00       5.10
 12-10      6.           .000           .000           641.           .000           .000           103.          .00       5.10
 12-11      5.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-12      5.           .000           .000          1306.           .000           .000           209.          .00       5.10
 12-13      5.           .000           .000          1051.           .000           .000           168.          .00       5.10
 12-14      5.           .000           .000           694.           .000           .000           111.          .00       5.10
 12-15      4.           .000           .000           456.           .000           .000            73.          .00       5.10
 12-16      4.           .000           .000           419.           .000           .000            67.          .00       5.10
 12-17      4.           .000           .000           657.           .000           .000           105.          .00       5.10
 12-18      3.           .000           .000           720.           .000           .000           115.          .00       5.10
 12-19      3.           .000           .000           502.           .000           .000            80.          .00       5.10

 Sub-T      4.           .000           .000         10546.           .000           .000          1687.          .00       5.10
 After      2.           .000           .000          2356.           .000           .000           377.          .00       5.10
 Total      3.           .000           .000         12903.           .000           .000          2064.          .00       5.10

 Cumulative              .000           .000             0.
 Ultimate                .000           .000         12903.

         -------------------COMPANY FUTURE GROSS REVENUE-------------------      ---- PROD & ADV TAXES ----     ----REVENUE----

 -END-
 MO-YR     Oil/Cond      Plt. Produc        Gas        Other       Total            SEV TAX       ADV TAX       AFTER SEV & ADV
 -----   ------$-----  ------$------    -----$-----  -----$----  -----$----      -----$-----    ------$----     -------$-------
 12-05             0.             0.             0.          0.          0.               0.             0.                  0.
 12-06             0.             0.        116691.          0.     116691.            8752.          4083.             103856.
 12-07             0.             0.        943703.          0.     943703.           70778.         33018.             839907.
 12-08             0.             0.       1140723.          0.    1140723.           85554.         39912.            1015257.
 12-09             0.             0.        771426.          0.     771426.           57857.         26991.             686579.
 12-10             0.             0.        523437.          0.     523437.           39258.         18314.             465865.
 12-11             0.             0.        371884.          0.     371884.           27891.         13012.             330981.
 12-12             0.             0.       1065313.          0.    1065313.           79898.         37273.             948142.
 12-13             0.             0.        857996.          0.     857996.           64350.         30020.             763626.
 12-14             0.             0.        566564.          0.     566564.           42492.         19823.             504249.
 12-15             0.             0.        372333.          0.     372333.           27925.         13027.             331381.
 12-16             0.             0.        342216.          0.     342216.           25666.         11973.             304576.
 12-17             0.             0.        536201.          0.     536201.           40215.         18761.             477225.
 12-18             0.             0.        587746.          0.     587746.           44081.         20564.             523101.
 12-19             0.             0.        409425.          0.     409425.           30707.         14325.             364393.

 Sub-T             0.             0.       8605658.          0.    8605658.          645424.        301096.            7659138.
 After             0.             0.       1922783.          0.    1922783.          144209.         67275.            1711300.
 Total             0.             0.      10528440.          0.   10528440.          789633.        368370.            9370438.

         ------------------------------ DEDUCTIONS -------------------------------  ---FUTURE NET INCOME BEFORE INCOME TAXES---

 -END-     Operating     Development    Abandonment                                         Undiscounted            Discounted
 MO-YR       Costs          Costs          Costs          Other          Total          Annual      Cumulative        @ 10%
 -----   ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------  ------$------
 12-05              0.             0.             0.             0.             0.             0.             0.             0.
 12-06           2000.        300000.             0.             0.        302000.       -198144.       -198144.       -167585.
 12-07          18400.        600000.             0.             0.        618400.        221507.         23363.        171825.
 12-08          28800.             0.             0.             0.         28800.        986457.       1009821.        709165.
 12-09          28800.             0.             0.             0.         28800.        657779.       1667599.        429896.
 12-10          28800.             0.             0.             0.         28800.        437065.       2104664.        259689.
 12-11          26000.         14000.             0.             0.         40000.        290981.       2395645.        156834.
 12-12          24000.         21000.             0.             0.         45000.        903142.       3298786.        440695.
 12-13          24000.             0.             0.             0.         24000.        739627.       4038413.        330168.
 12-14          22400.             0.             0.             0.         22400.        481849.       4520262.        195687.
 12-15          19200.             0.             0.             0.         19200.        312181.       4832443.        115130.
 12-16          19200.          7000.             0.             0.         26200.        278376.       5110819.         92589.
 12-17          18000.         14000.             0.             0.         32000.        445225.       5556044.        134465.
 12-18          14400.             0.             0.             0.         14400.        508701.       6064745.        140960.
 12-19          14400.             0.             0.             0.         14400.        349993.       6414738.         88168.

 Sub-T         288400.        956000.             0.             0.       1244400.       6414738.       6414738.       3097686.
 After          82000.         14000.             0.             0.         96000.       1615300.       8030038.        283627.
 Total         370400.        970000.             0.             0.       1340400.       8030038.       8030038.       3381313.

                          SUBJECT TO CONDITIONS AND QUALIFICATIONS PRESENTED IN THE TEXT OF THIS REPORT